Exhibit 99.1

Xynomic Pharmaceuticals Holdings, Inc. (Nasdaq: XYN) Investor Presentation June 2019

Disclosure

Disclaimer

This investor presentation is not a prospectus or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This investor presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No registered offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This investor presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 and within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended. Any actual results may differ from expectations, estimates and projections presented or implied and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Xynomic's expectations with respect to future performance, anticipated financial impacts of the proposed business combination, approval of the business combination transactions by security holders, the satisfaction of the closing conditions to such transactions and the timing of the completion of such transactions.

Such forward-looking statements relate to future events or future performance, but reflect the parties' current beliefs, based on information currently available. Most of these factors are outside the parties' control and are difficult to predict. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Factors that may cause such differences include, among other things: the possibility that the business combination does not close or that the closing may be delayed because conditions to the closing may not be satisfied, including the receipt of requisite shareholder and other approvals, the performances of Xynomic, and the ability of Xynomic to continue to meet The Nasdaq Capital Market's listing standards; the reaction of Xynomic's licensors, collaborators, service providers or suppliers to the business combination; unexpected costs, liabilities or delays in the business combination transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination transaction agreement; and general economic conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors are contained in Xynomic's most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning Xynomic or other matters and attributable to Xynomic, Xynomic's shareholders or any person acting on behalf of any of them are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither Xynomic nor Xynomic's shareholders undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

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Why Xynomic? 3  Lead drug Abexinostat has been granted Fast - Track designation  Only drug starting pivotal trial in China against diffuse large B - cell lymphoma (DLBCL), the largest lymphoma subtype*  Expect to launch Abexinostat treating DLBCL in China in mid of 2020 (as a Category 1 Innovative Drug)  Has a pipeline of 2 clinical stage and 1 IND stage innovative small molecule drugs (all with global rights)  Focusing on potentially best - in - class oncology therapeutics  4 on - going trials (including 2 pivotal trials) plus potentially 6 additional trials by Q3’2019  Partnerships with multinational companies including Pharmacyclics/AbbVie, Boehringer Ingelheim, and Janssen  Operations in both the U.S. and China allowing for leveraging global resources  Managed by industry veterans and supported by world - class scientific/medical advisors * Source: China Center for Drug Evaluation, as of May 24, 2019

Experienced Management Team 4 Y. Mark Xu, Chairman and CEO  Successful serial entrepreneur  Pharmacyclics (General Manager, Greater China), Schering (research & development), McKesson (marketing), Bridge Lab (cofounder, China CFO) W. Jason Wu, PhD, COO  More than 20 years drug development experience in both US and China  Lilly (late stage clinical trial), Merck (marketing), Hutchison China MediTech (business development) Sophia Paspal, PhD, VP of Regulatory Affairs and QA Yong Cui, PhD, VP of CMC Niefang Yu, PhD, Head of Research  20 years of relevant global industry experience  Halozyme Therapeutics, Shire, Allergan, Wyeth/Pfizer  Former head of research at Hisun Pharm  Talented Scientist at Singapore’s S*BIO PTE LTD focusing on drug discovery in oncology  Authored or co - authored 30 articles and patents  PhD in medicinal chemistry from Univerisité de Lille II, France

World Class Scientific Advisory Board (SAB) Dr. Pamela Munster • Professor of Medicine and Director of the Early Phase Clinical Trials Unit, University of California San Francisco • Renowned expert in solid tumor • Led cancer clinical trials for numerous big pharma and emerging biotech companies Dr. Anas Younes • Chief of Lymphoma Service, Memorial Sloan Kettering Cancer Center (MSKCC) • Before joining MSKCC, 20 years at MD Anderson in lymphoma practice • L ed the efforts to develop the first FDA - approved targeted drug treating Hodgkin lymphoma in three decades ( Adcetris ®) and the approval of the first immune checkpoint inhibitor for lymphoma ( Opdivo ®) Dr. Jun Guo • Vice President, Beijing Cancer Hospital • Head of Department of Kidney Cancer and Melanoma • Led numerous clinical trials for multinational pharmaceutical companies in China 5 Dr. Jun Guo • Former President and COO of Pharmacyclics (acquired by AbbVie in 2015 for $21 billion) • Former VP of Research and Board Director of NASDAQ listed ILEX Oncology (acquired by Genzyme in 2004 for $1 billion • Former Head of Biosciences Division at SRI International (Stanford Research Institute) Dr. Glenn Rice

Innovative Oncology Pipeline (Global Rights) Preclinical Phase 1 Phase 2 Phase 3 Abexinostat (Abex): HDAC i nhibitor (licensor: Pharmacyclics/AbbVie) Kidney Cancer (1L or 2L, with Novartis’ Pazopanib, Fast - Track designation) Follicular Lymphoma (4L, US and EU) Diffuse Large B - Cell Lymphoma & Mantle Cell Lymphoma (with Janssen’s Imbruvica) Multiple Solid Tumors (with Merck’s Keytruda) Diffuse Large B - Cell Lymphoma (3L, China) Follicular Lymphoma (3L, China) Thyroid cancer, sarcoma, and ovarian cancer (with Novartis’ Pazopanib) Breast Cancer (with Pfizer’s Ibrance ) XP - 10 5 (BI 8 60585 ): 3rd generation mTORC1/2 inhibitor (licensor: Boehringer Ingelheim ) Breast Cancer (with paclitaxel) XP - 102 (BI 882370): Pan - RAF inhibitor (licensor: Boehringer Ingelheim ) Colorectal Cancer and Lung Cancer XP - 103 (TRK/Fra - 1 inhibitor ) XP - 104 (RET inhibitor) Potentially Pivotal Potentially Pivotal 6 Potentially Pivotal Potentially Pivotal Ongoing Clinical Trials Planned Clinical Trials Pre - clinical AZ35 MX10 AZ40 AZ41

Key Features of Abex : In - Licensed from Pharmacyclics/AbbVie 7 Molecule Small molecule HDAC inhibitor, oral 80 or 20 mg tablet, bid (twice daily) Clinical data already collected ~600 patients (18 trials) already tested globally; no single drug - related death Special status US FDA Fast - Track designation On - going or soon - to - start potentially pivotal trials 1L or 2L renal cell carcinoma (RCC), global potentially pivotal phase 3 4L follicular lymphoma (FL), US/EU potentially pivotal phase 2 3L diffuse large B - cell lymphoma (DLBCL), China potentially pivotal phase 2 3L FL, China potentially pivotal phase 2 On - going or soon - to - start non - pivotal trials R/R DLBCL and mantle cell lymphoma ( abex+Imbruvica ), US phase 1/2 Multiple solid tumors ( abex+Keytruda ), US phase 1 R/R thyroid cancer, sarcoma, and ovarian cancer ( abex+pazopanib ), US phase 1b Key efficacy data from completed trials RCC: 27% ORR, 50% of VEGFi - refractory patients showing >2 years of progression free survival (PFS) FL: 60% average response rate, 21 months of medium PFS DLBCL: 31% response rate Commercial launch (projected) DLBCL in 2020, FL in 2021, RCC in 2023 Estimated peak annual sales US$2.7 billion* Key partners AbbVie (licensor), Janssen, University of California San Francisco, Memorial Sloan Kettering * Estimate is based on each target indication’s global market size and Abex ’ estimated market share in each indication

Abex – Completed Clinical Trials * Monotherapy In Combination Protocol # # of Patients TA Protocol # # of Patients TA PCYC - 0401 15 Solid tumors or hematological cancers CL1 - 005 35 Solid tumors PCYC - 0405 - CA 7 Hematological tumors CL1 - 006 32 Digestive cancer CL1 - 010 1 NHL CL1 - 008 19 Late stage s olid tumors PCYC - 0402 3 9 Solid tumors CL1 - 009 8 Nasopharyngeal carcinoma PCYC - 0403 55 Lymphoma CL1 - 78454 - 011 16 Breast cancer CL1 - 002 3 9 Solid tumors CL1 - 78454 - 003 31 Epithelial ovarian, fallopian tube or primary peritoneal carcinoma CL1 - 78454 - 007 17 Leukemia NCT01543763 51 Late stage s olid tumors PKH - 78454 - 017 12 Solid tumors NCT01027910 22 Metastatic sarcoma CL1 - 78454 - 001 135 Hodgkin’s disease, non - Hodgkin lymphoma and chronic lymphocytic leukemia CL1 - 78454 - 004 62 Late stage s olid tumors (including brain tumor) 8 * The following clinical trials were completed by or on behalf of Pharmacyclics/AbbVie or Servier

Safety Profile Better Than First Generation Abex * Farydak ® ( pabinostat )** Beleodaq ® ( belinostat ) Istodax ® (romidespin) ^ Zolinza ® (vorinostat) hematological Neutropenia 14 67 1 4 27 3.5 Anemia 7 18 11 3 16 2.3 Thrombocytopenia 17 34 7 0 14 5.8 GI Diarrhea 3 † 25 2 <1 1 0 Nausea 2 † 6 1 3 6 3.5 Vomiting 0 † 7 1 <1 10 1.2 other Fatigue 3 25 5 8 14 3.5 Arthralgia 7 na na na na 2.3 Abex and Approved HDACs † - Grade 3 & 4 AE’s (%) 9 * From Abex trial PCYC - 0403 ** From Abex trial PCYC - 1401 in salvage lymphoma Other data from approved HDAC inhibitors’ pivotal trials results

Abex: Objective Response Rate in Lymphoma FL DLBCL PTCL Assumption Phase 1 Phase 2 Assumption Phase 1 Phase 2 Assumption Phase 1 Phase 2 40% 60% 44% 56% (n=16) 20% 40% 25% 50% 23% 31% (n=16) 22% 40% (n=15) Target ORR Actual 0% 100% Source: Vincent Ribrag , et al. Safety and efficacy of abexinostat , a pan - histone deacetylase inhibitor, in non - Hodgkin lymphoma and chronic lymphocytic leukemia: Results of a phase 2 study. Haematologica 2017 102 (5): 903 - 909. 10

Significantly Improved Progression - Free Survival FL *N=25= 14 FL + 11 MCL. † Median time on study in FL is 11.9 (1.2 - 24.8) months 11 Source: Andrew M. Evens, et al. A Phase I/II Multicenter, Open - Label Study of the Oral Histone Deacetylase Inhibitor Abexinostat in Relapsed/Refractory Lymphoma. Clin Cancer Res. 2016; 22(5): 1059 - 1066.

PET neg in FL Patient: Complete Response FL Case History  72 yo female  5 prior tx.  Response » PR – Cycle 4 » CR - Cycle 8 Baseline 8 Cycles Abex 12 Source: Xynomic and licensor

On - going and Planned Trials Drug Indications Phase # of Patients Key Partners Location FPI Date Abex/Keytruda Multiple solid tumors 1b 42 UCSF U.S. 7/25/2018 Abex 4L FL Potentially Pivotal Ph 2 120 MSKCC U.S. and EU7 8/ 9 /2018 Abex/Pazopanib 1L or 2L RCC Potentially Pivotal Ph 3 390 UCSF U.S., EU 6 , China and South Korea 9/5/2018 Abex/Imbruvica r/r DLBCL and r/r mantle cell lymphoma 1/2 40 Janssen, MSKCC U.S. 5/31/20 19 Abex 3L DLCBL Potentially Pivotal Ph 2 85 Cancer Hospital Chinese Academy of Medical Sciences China Q3’2019 ( estimate ) Abex 3L FL Potentially Pivotal Ph 2 37 Cancer Hospital Chinese Academy of Medical Sciences China Q3’2019 ( estimate ) Abex/Pazopanib Thyroid cancer, sarcoma, ovarian cancer 1b 50 UCSF U.S. Q3’2019 ( estimate ) Abex / Ibrance breast cancer 1/2 50 Pfizer, UCSF U.S. Q3’2019 (estimate) XP - 105 ER+ breast cancer Ph 2 160 To be determined China Q3’2019 ( estimate ) XP - 102 CRC and lung cancer 1 40 N/A U.S. and China Q4’2019 (estimate) 13 On - going Planned

Major Potentially Pivotal Trials 14 Drug Indication Location Phase # of sites and patients Estimated Efficacy Threshold for Potential Approval Estimated Commercial Launch Year Abex (mono therapy) 3L DLBCL China Pivotal phase 2 (single arm) 25 sites, 85 patients 35% ORR (or 21% ORR for 170 patients) 2020 Abex (mono therapy) 3L FL China Pivotal phase 2 (single arm) 25 sites, 37 patients 55% ORR 2021 Abex (plus pazopanib) 1L or 2L RCC, Fast - Track Designation Global Pivotal phase 3 (double blinded) 76 sites, 390 patients 12 months of PFS 2023 Indication Global Market Size in 2023*, $ Follicular Lymphoma 4.1 billion Renal Cell Carcinoma (Kidney Cancer) 4.7 billion Breast Cancer 20 billion Solid Tumors (with K eytruda) 8 billion Diffuse Large B - Cell Lymphoma 14.4 billion * Sources: Decision Resources, EvaluatePharma, Datamonitor, IMS, WM Foundation and Kantar Health’s CancerMpact

Abex: Only 3L DLBCL Drug in Potentially Pivotal Trial in China

Source: China Center for Drug Evaluation, NMPA
As of May 24, 2019

No	Registration No	Status	Drug	Indications	Sponsor	Phase	Drug Category	Combined with Other Drugs?	Pivotal China Trial?	Starting Time
1	CTR20181725	Voluntary on hold	rh CD20-transfected murine MAB injectable	DLBCL	JHL Biotech	III	Biologics，target 1L	No	Yes	August 2018
2	CTR20181354	On-going	Anti-CD19 CAR T infusion	r/r CD19+ DLBCL and FL	Shanghai Hrain Biotechnology	I	Biologics	No	No	August 2018
3	CTR20170965	On-going	BGB-3111 capsule	r/r DLBCL (Non-GCB subtype), r/r indolent lymphoma (FL and marginal zone lymphoma)	BeiGene	II	Chemical	Combined with Rituximab	No	October 2017
4	CTR20160669	On-going	Ibrutinib capsule	CLL, SLL, MCL, FL, DLBCL	Janssen (Xi'an)	IIIb	Chemical	No	No (part of a multicenter, multinational trial of long-term safety)	November 2016
5	CTR20130792	On-going	GA101 injectable	CD20+ DLBCL	Roche (Shanghai)	III	Biologics，target 1L	Combined with CHOP	No (part of a multicenter, multinational trial vs. R-CHOP)	May 2014
6	JXHL1900099 (application No)	Under review	Abexinostat tablet	r/r DLBCL	Xynomic	Pivotal II	Chemical, target 3L	No	Yes	Estimated July 2019

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XP - 105 (BI 860585) 16 • Only ~2 years behind competing drug candidates being developed by major multinational pharmaceutical companies* • Xynomic plans to initiate a phase 2 trial soon • A potent and selective, 3rd generation, ATP competitive mTORC1/2 inhibitor against multiple solid tumors with phase 1 data (90 subjects with advanced solid tumors) • Disease control rate (complete response, partial response plus stable disease) in phase 1 » 58% in combination with paclitaxel » 28% in combination with exemestane » 20% as monotherapy * Sources: clinicaltrials.gov, competing drug candidates’ company websites and annual reports

Continuing Strong Interest in mTORC Inhibitors

- Several 1st generation mTORC inhibitors are already marketed, including everolimus (Novartis) and temsirolimus (Pfizer), and mainly treat kidney cancer and breast cancer
- Everolimus: $1.525 billion revenue in 2017*
- Strong interest in mTORC
  - In 2017 Celgene, Vivo and Decheng invested $23 million in Aadi Bioscience to develop nanoparticle formulation of 1st generation temsirolimus
  - In 2019 Boyu and FountainVest invested $120 million in Hangzhou based Antengene
    - Antengene in-licensed Celgene's CC-223's Asia rights
    - CC-223 completed phase 1 in the west
    - Antengene recently applied to start phase 2 in China

* Source: Novartis 2017 Annual Report

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XP - 105 (BI 860585) Superior to Competitors 18 XP - 105 (BI 860585) AZD - 2014* TAK228** Trial Phase Phase 1 Phase 1 Phase 1 Dosage Combined with paclitaxel Combined with paclitaxel Combined with paclitaxel Number of Subjects 24 solid tumor subjects 65 solid tumor subjects 22 solid tumor subjects Efficacy 1 complete response ( CR) 3 partial response (PR) 9 stable disease (SD) 21 PR 10 SD 1 CR 3 PR 7 SD Disease Control Rate 58% 48% 50% * Source: Basu B, et al. Annals of Oncology 29: 1918 – 1925, 2018 doi:10.1093/ annonc /mdy245 ** Source: Moore KN, et al. ESMO Open 2018;3:e000291. doi:10.1136/esmoopen - 2017 - 000291

XP - 102: A 2nd - Generation Pan - RAF Inhibitor with Best - in - Class Potential  RAF is a popular molecular target in oncology and represents a significant commercial opportunity  Two big pharma (Roche and Novartis) have already launched 1st generation oncology drugs that target RAF kinases (in combination with MEK inhibitors), with combined sales of ~$ 1 billion in 2017*  XP - 102 is a 2nd generation, pan - RAF inhibitor for RAF mutant cancers, e.g. colorectal cancer (CRC), NSCLC and malignant melanoma  XP - 102 potentially offers improved therapeutic window compared with first - generation BRAF inhibitors, thus potentially more pronounced and long - lasting pathway suppression and improved efficacy  Exclusive global rights, in - licensed from Boehringer Ingelheim  Pan - RAF inhibitor, unique DFG - out binding, best - in - class animal data  Ph 1 in U.S. and China by Q4’2019  CRC and NSCLC 19 * Source: https://seekingalpha.com/article/4056536 - arrays - upcoming - braf - mek - nda - investment - assessment

XP-102: Pre-Clinical Pharmacology Summary

- Demonstrated potency and selectivity in cellular and kinase assays
  - B-RAF^{V600} cell lines EC_{50}<10 nM
  - B-RAF$^{wild\text{-}type}$ cell lines EC_{50}>1,000 nM
- High efficacy in CRC and melanoma animal models
- Showed no significant sign of toxicity in exploratory toxicology studies at exposure levels that delivered superior efficacy in xenograft models
- Very promising when used in combination with chemotherapy and other targeted agents
- **Current status:** Completed pre-IND meeting with the FDA; expect to start phase 1 in Q4'2019

Source: Irene C.Waizenegger, et al. A Novel RAF Kinase Inhibitor with DFG-Out Binding Mode: High Efficacy in BRAF-Mutant Tumor Xenograft Models in the Absence of Normal Tissue Hyperproliferation. Mol Cancer Ther; 2016; 15(3): 354 - 365.

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Research Stage Programs: XP - 103 & XP - 104 (Small Molecule Kinase Inhibitors)  XP - 103 » TRK/Fra - 1 inhibitor » A competitor’s TRK inhibitor Larotrectinib’s recent Ph 1 data show ORR of over 90% against multiple tumors, yet drug resistance might be an issue * » Our XP - 103, with dual targets (TRK and Fra - 1), has the potential to maintain impressive efficacy while minimizing drug resistance » Global patent filed in December 2018  XP - 104 » Highly selective RET inhibitor » Being investigated for use against multiple tumors, especially tumors that have developed resistance against other targeted therapies » Global patent filed in September 2018 » Animal studies: under preparation and in discussion with contract research organization s; expected to be launched in Q1’2019 21 * Sources: Loxo Oncology’s presentations at ASCO Annual Meeting 2017 and AACR Pediatric Cancer Research Meeting (12/4/2017)

R&D Center in Shanghai, China  5,600 sf custom - built, fully operational, state - of - the - art leased facility  Focused on biology, organic chemistry and analytical chemistry  Led by Dr. Niefang Yu, a renowned oncology research scientist  Will staff up to 15 MS/PhD scientists  Multiple small molecule oncology drug programs across 3 platforms » Kinase inhibition » Immuno - oncology » Epigenetics 22

Pipeline Summary  Abex: currently being evaluated in 3 therapeutic areas  XP - 105 (BI 860585): breast cancer » Potentially best - in - class, 3rd generation mTORC1/2 inhibitor » Only 2 years behind Takeda’s competing TAK228  XP - 102 (BI 882370): colorectal cancer and lung cancer » Animal data from initial studies suggest promising potential » Unique binding mode  XP - 103 and XP - 104: research stage assets with newer mechanisms of action Breast & Other Solid Tumors Ph 1/2 23 Hematological Cancer Potentially Pivotal Ph 2 Kidney Cancer Potentially Pivotal Ph 3

Summary

– Xynomic Pharma  A U.S. oncology company founded by industry veterans  Pure play oncology company: oral, proven molecular targets  Drug candidates originated from global top - 20 pharma companies ( AbbVie and Boehringer Ingelheim ): high - quality U.S./EU data integrity, exclusive global rights, strong IP estate  Collaboration with global big pharma companies (e.g., Janssen)  Leverages resources in both China and U.S./EU to cost - effectively and time - efficiently develop these assets  Multiple catalysts in the next 12 months 24